UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)     August 15, 2005
AVNET, INC.

(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code     (480) 643-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01 Other Events
On August 15, 2005, Avnet, Inc. (the “Company”) issued press releases announcing (i) the offering of $250 million of its notes due 2015 and (ii) the commencement of a cash tender offer for up to $250 million in aggregate principal amount of its outstanding 8.00% Notes due November 15, 2006. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.
On August 16, 2005, the Company issued a press release announcing the pricing of its public offering of $250 million aggregate principal amount of 6.00% Notes due 2015 (the “Notes”). A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated by reference herein.
The Notes are being offered pursuant to an Underwriting Agreement, dated August 16, 2005, among the Company and the underwriters listed therein (the “Underwriting Agreement”). The Notes are being issued pursuant to that certain Indenture, dated as of March 5, 2004, by and between the Company and J.P. Morgan Trust Company, National Association, as trustee (the “Indenture”), and the Officer’s Certificate, dated as of August 19, 2005, establishing the terms of the Notes (the “Officer’s Certificate”).
Copies of the Underwriting Agreement, the Indenture and the Officer’s Certificate are attached hereto as Exhibit 1, Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference herein.
On August 19, 2005, the Company issued a press release announcing the completion of its public offering of $250 million aggregate principal amount of the Notes. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits:

Exhibit
Number	Description

1	Underwriting Agreement, dated August 16, 2005, by and among Avnet, Inc. and the underwriters listed therein with respect to the issuance and sale of the 6.00% Notes due 2015.

4.1	Indenture, dated as of March 5, 2004, by and between the Company and J.P. Morgan Trust Company, National Association. (previously filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2004).

4.2	Officer’s Certificate establishing the terms of the 6.00% Notes due 2015.

99.1	Press release of Avnet, Inc., dated August 15, 2005, announcing the offering of $250 million aggregate principal amount of notes due 2015.

99.2	Press release of Avnet, Inc., dated August 15, 2005, announcing a cash tender offer for up to $250 million in aggregate principal amount of its outstanding 8.00% Notes due November 15, 2006.

99.3	Press release of Avnet, Inc., dated August 16, 2005, announcing the pricing of the 6.00% Notes due 2015.

99.4	Press release of Avnet, Inc., dated August 19, 2005, announcing the completion of the offering of the 6.00% Notes due 2015.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC.

(Registrant)
Date: August 19, 2005
	By:	/s/ Raymond Sadowski

Raymond Sadowski
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

1	Underwriting Agreement, dated August 16, 2005, by and among Avnet, Inc. and the underwriters listed therein with respect to the issuance and sale of the 6.00% Notes due 2015.

4.1	Indenture, dated as of March 5, 2004, by and between the Company and J.P. Morgan Trust Company, National Association. (previously filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2004).

4.2	Officer’s Certificate establishing the terms of the 6.00% Notes due 2015.

99.1	Press release of Avnet, Inc., dated August 15, 2005, announcing the offering of $250 million aggregate principal amount of notes due 2015.

99.2	Press release of Avnet, Inc., dated August 15, 2005, announcing a cash tender offer for up to $250 million in aggregate principal amount of its outstanding 8.00% Notes due November 15, 2006.

99.3	Press release of Avnet, Inc., dated August 16, 2005, announcing the pricing of the 6.00% Notes due 2015.

99.4	Press release of Avnet, Inc., dated August 19, 2005, announcing the completion of the offering of the 6.00% Notes due 2015.

4